MERRILL LYNCH
TECHNOLOGY
FUND, INC.







FUND LOGO






Quarterly Report

December 31, 1996








This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Technology Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper






MERRILL LYNCH TECHNOLOGY FUND, INC.




Worldwide
Investments
As of 12/31/96


Ten Largest Holdings                      Percent of
Represented in the Portfolio              Net Assets

Creative Technology Ltd.                    14.2%
National Semiconductor Corporation           9.3
Seagate Technology, Inc.                     7.4
C-Cube Microsystems, Inc.                    5.7
Analog Devices, Inc.                         5.3
Linear Technology Corporation                4.8
Texas Instruments, Inc.                      4.8
Altera Corporation                           4.7
Micron Technology, Inc.                      4.6
BMC Software, Inc.                           4.6

Ten Largest Industries                    Percent of
Represented in the Portfolio              Net Assets

Microcomputer Peripherals                   26.1%
Semiconductors--Logic                       19.7
Semiconductors--Analog                      19.4
Semiconductors--Memory                      14.0
Systems Software                             4.6
Semiconductors--Microprocessors              4.5
Educational/Entertainment Software           4.0
Internetworking                              3.8
Communications Equipment                     3.6
Computer Systems                             2.6





Officers and
Directors


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
James K. Renck, Vice President and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary


Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863

DEAR SHAREHOLDER


Merrill Lynch Technology Fund, Inc. made a modest amount of money in the December quarter. For the three months ended December 31, 1996, total returns for the Fund's Class A, Class B, Class C and Class D Shares were +1.04%, +0.77%, +0.71% and +0.95%, respectively. Total returns for the year ended December 31, 1996 for the Fund's Class A, Class B, Class C and Class D Shares were +4.34%, +3.17%, +3.12% and +4.06%, respectively. (Complete performance results, including average annual total returns, can be found on pages 3--5 of this report to shareholders.) Clearly, we believe 1996 was a disappointment. After the June/July decline in the overall stock market (particularly for technology stocks), the Fund was down 16.5% through July 23, 1996. We redeployed cash in late July into stocks such as Intel Corporation, Dell Computer Corp., BMC Software, Inc., Computer Associates International, Inc., cisco Systems, Inc., and Seagate Technology, Inc., which helped fuel a rebound in Fund performance of 29 percentage points through mid-December. These stocks appreciated 30%--105% from July to year-end. We sold most of the Fund's investment in Computer Associates International, Inc.
prior to the company's announcement in December of lower-than-expected revenues for the quarter. Unfortunately, the bottom line is that our strategy was not enough to generate respectable investment returns for the year.

Some may question two of the Fund's technology stocks, Creative Technology, Ltd. and Acclaim Entertainment Inc., because of negative publicity. We know Acclaim hurt Fund performance. However, Creative's stock actually appreciated 36% for the year. Creative's decision several years ago to diversify its product line was a distraction from its core competency in audio and resulted in a series of write-offs. The write-offs obscured a fast-growing and very profitable core business. The turnaround, however, started in the September quarter of 1996, as Creative refocused its efforts on what it does best. The audio division grew from 51% of revenues in the June fiscal year to 63% of revenues in the September quarter. Audio revenues are growing about 45%--50% and exceed $750 million. We believe gross profit margins on audio range from 35%--45%, compared to a corporate average near 20%. The company's cash flow is strong, and the balance sheet is in good shape. Investors are just starting to realize the earnings potential, given the stock's recent appreciation from $3.50 in September to $12.50. As for Acclaim, we think the worst may be discounted, providing the company gets a cash infusion, cuts expenses further, and is successful with the forthcoming product launch for the Nintendo 64 platform.

Looking ahead, we believe 1997 is off to a good start. Our outlook is based on our strategy of aggressively restructuring the portfolio in the September and December quarters and concentrating investments in semiconductor, computer peripheral, and personal computer stocks. Business at the margin continues to improve for these companies. Some are significantly exceeding consensus estimates as they report earnings during January. More importantly, most are optimistic about the business outlook. Many semiconductor companies are seeing an improvement in orders and, in some cases, even an acceleration. Although "turns" business is high (short order lead times), lead times are lengthening. In addition, capacity utilization is generally low. Customer inventories are said to be at historically low levels, but end-demand is strong. At this time, operating leverage is substantial. Therefore, we anticipate improvements in incremental profitability and returns on equity.


In Conclusion
We thank you for your patience and continued investment in Merrill Lynch Technology Fund, Inc. and we look forward to reporting to you again in our upcoming annual report to shareholders.


Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(James K. Renck)
James K. Renck
Vice President and
Portfolio Manager




January 27, 1997

PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.








PERFORMANCE DATA (concluded)

Performance
Summary--
Class A Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning     Ending          Distributed          Dividends Paid*     % Change**
4/27/92--12/31/92          $3.83       $4.90                --                  $0.337           +37.05%
1993                        4.90        4.50              $0.002                 1.411           +22.44
1994                        4.50        5.24                --                   0.442           +26.63
1995                        5.24        5.20                --                   0.320           + 5.86
1996                        5.20        4.98               0.197                 0.246           + 4.34
                                                          ------                ------
                                                    Total $0.199          Total $2.756

                                                        Cumulative total return as of 12/31/96: +134.71%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.



Performance
Summary--
Class B Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning     Ending          Distributed          Dividends Paid*     % Change**
4/27/92--12/31/92          $3.83       $4.87                --                  $0.337           +36.29%
1993                        4.87        4.43              $0.002                 1.374           +20.89
1994                        4.43        5.14                --                   0.405           +25.50
1995                        5.14        5.04                --                   0.320           + 4.81
1996                        5.04        4.82               0.197                 0.181           + 3.17
                                                          ------                ------
                                                    Total $0.199          Total $2.617

                                                        Cumulative total return as of 12/31/96: +123.59%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning     Ending          Distributed          Dividends Paid*     % Change**
10/21/94--12/31/94         $5.75       $5.12                --                  $0.364            -4.39%
1995                        5.12        5.02                --                   0.320            +4.83
1996                        5.02        4.80              $0.197                 0.177            +3.12
                                                          ------                ------
                                                    Total $0.197          Total $0.861

                                                          Cumulative total return as of 12/31/96: +3.35%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance
Summary--
Class D Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning     Ending          Distributed          Dividends Paid*     % Change**
10/21/94--12/31/94         $5.88       $5.24                --                  $0.370            -4.37%
1995                        5.24        5.19                --                   0.320            +5.67
1996                        5.19        4.97              $0.197                 0.231            +4.06
                                                          ------                ------
                                                    Total $0.197          Total $0.921

                                                          Cumulative total return as of 12/31/96: +5.15%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Recent
Performance
Results*
                                                                                      12 Month    3 Month
                                                 12/31/96   9/30/96     12/31/95      % Change    % Change
Class A Shares                                    $4.98      $5.37       $5.20        -0.42%(1)   -3.57%(1)
Class B Shares                                     4.82       5.16        5.04        -0.44(1)    -2.75(1)
Class C Shares                                     4.80       5.14        5.02        -0.43(1)    -2.76(1)
Class D Shares                                     4.97       5.35        5.19        -0.42(1)    -3.40(1)
Class A Shares--Total Return                                                          +4.34(2)    +1.04(2)
Class B Shares--Total Return                                                          +3.17(3)    +0.77(3)
Class C Shares--Total Return                                                          +3.12(4)    +0.71(4)
Class D Shares--Total Return                                                          +4.06(5)    +0.95(5)

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.197 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.246 per share ordinary income dividends and $0.197 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.181 per share ordinary income dividends and $0.197 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.177 per share ordinary income dividends and $0.197 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.231 per share ordinary income dividends and $0.197 per share capital gains distributions.

Average Annual
Total Return


                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 12/31/96                       + 4.34%        - 1.14%
Inception (4/27/92) through 12/31/96      +20.00         +18.63

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 12/31/96                       + 3.17%        - 0.66%
Inception (4/27/92) through 12/31/96      +18.76         +18.76

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

Year Ended 12/31/96                        +3.12%         +2.16%
Inception (10/21/94) through 12/31/96      +1.51          +1.51

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 12/31/96                        +4.06%         -1.40%
Inception (10/21/94) through 12/31/96      +2.32          -0.17

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

SCHEDULE OF INVESTMENTS
                                           Shares                                                                  Percent of
COUNTRY             Industries              Held                Stocks                   Cost              Value   Net Assets
United States       Communications        145,000     Cascade Communications Corp.    $ 10,054,170      $  7,993,125    1.1%
                    Equipment             609,600     PairGain Technologies, Inc.       21,656,843        18,516,600    2.5
                                                                                      ------------      ------------  ------
                                                                                        31,711,013        26,509,725    3.6


                    Computer Systems      271,600     Micron Electronics, Inc.           4,689,166         5,262,250    0.7
                                          258,800     Dell Computer Corp.                7,395,949        13,748,750    1.9
                                                                                      ------------      ------------  ------
                                                                                        12,085,115        19,011,000    2.6


                    Educational/        6,480,000     Acclaim Entertainment, Inc.      103,211,387        21,060,000    2.9
                    Entertainment         272,800     Broderbund Software, Inc.          7,478,701         8,081,700    1.1
                    Software                                                          ------------      ------------  ------
                                                                                       110,690,088        29,141,700    4.0


                    Internet Software     695,000     Cybercash, Inc.                   36,437,228        15,985,000    2.2

                    Internetworking       830,400     FORE Systems, Inc.                30,260,515        27,299,400    3.8

                    Microcomputer         600,000     Adaptec, Inc.                     20,554,690       24,000,000     3.3
                    Peripherals         8,833,850     Creative Technology Ltd. (a)     122,956,666       102,693,506   14.2
                                          300,000     Quantum Corporation                7,418,760         8,512,500    1.2
                                        1,363,600     Seagate Technology, Inc.          34,026,475        53,862,200    7.4
                                                                                      ------------      ------------  ------
                                                                                       184,956,591       189,068,206   26.1


                    Semiconductors--    1,129,900     Analog Devices, Inc.              33,940,739        38,275,363    5.3
                    Analog                800,000     Linear Technology Corporation     34,689,755        35,000,000    4.8
                                        2,762,500     National Semiconductor
                                                      Corporation                       61,876,199        67,335,938    9.3
                                                                                      ------------      ------------  ------
                                                                                       130,506,693       140,611,301   19.4


                    Semiconductors--      475,000     Altera Corporation                33,260,680        34,496,875    4.7
                    Logic               1,115,000     C-Cube Microsystems, Inc.         59,092,061        41,115,625    5.7
                                                                                      ------------      ------------  ------
                                                                                        92,352,741        75,612,500   10.4

                    Semiconductors--    2,441,700     Integrated Device
                    Memory                            Technology, Inc.                  32,359,863        33,268,162    4.6
                                        1,150,000     Micron Technology, Inc.           35,984,832        33,493,750    4.6
                                          543,000     Texas Instruments, Inc.           29,762,352        34,616,250    4.8
                                                                                      ------------      ------------  ------
                                                                                        98,107,047       101,378,162   14.0


                    Semiconductors--      250,000     Intel Corporation                 18,527,775       32,718,750     4.5
                    Microprocessors


                    Semiconductor         200,000     Lam Research Corporation           7,505,025         5,600,000    0.8
                    Capital
                    Equipment


                    Systems Software      809,200     BMC Software, Inc.                23,984,670        33,480,650    4.6


                                                      Total Investments in Stocks      777,124,501       696,416,394   96.0


                    Total Investments                                                 $777,124,501       696,416,394   96.0
                                                                                      ============
                    Other Assets Less Liabilities                                                         28,702,047    4.0
                                                                                                        ------------  ------
                    Net Assets                                                                          $725,118,441  100.0%
                                                                                                        ============  ------


                    Net Asset Value:    Class A--Based on net assets of $230,538,355 and
                                                 46,280,697 shares outstanding                          $       4.98
                                                                                                        ============
                                        Class B--Based on net assets of $434,294,959 and
                                                 90,047,062 shares outstanding                          $       4.82
                                                                                                        ============
                                        Class C--Based on net assets of $22,762,896 and
                                                 4,744,468 shares outstanding                           $       4.80
                                                                                                        ============
                                        Class D--Based on net assets of $37,522,231 and
                                                 7,548,335 shares outstanding                           $       4.97
                                                                                                        ============

                    (a)Shares of Creative Technology Ltd. (Singapore Holdings) were combined with the US holdings of Creative Technology Ltd.

PORTFOLIO CHANGES



For the Quarter Ended December 31, 1996

Additions

Adaptec, Inc.
Altera Corporation
Analog Devices, Inc.
Broderbund Software, Inc.
Integrated Device Technology, Inc.
Lam Research Corporation
Linear Technology Corporation
Micron Electronics, Inc.
Micron Technology, Inc.
Quantum Corporation
Texas Instruments, Inc.


Deletions

Aware, Inc.
Cirrus Logic, Inc.
cisco Systems, Inc.
Computer Associates International, Inc.
E* TRADE Group, Inc.
Electronic Arts, Inc.
Forte Software, Inc.
Infonautics, Inc. (Class A)
Informix Corporation
Interlink Computer Sciences, Inc.
Netscape Communications Corp.
Oracle Corporation
Polaroid Corporation
Sun Microsystems, Inc.